SCHEDULE 14A INFORMATION

    Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                          of 1934 (Amendment No. ____)


Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ] Preliminary  Proxy Statement
[ ] Confidential for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional  Materials
[ ] Soliciting  Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                     HEALTH FITNESS PHYSICAL THERAPY, INC.
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required

[ ]   Fee computed on table below per Exchange Act Rules  14a-6(i)(1)
      and 0-11

1)    Title of each class of securities to which transaction applies:

2)    Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)    Proposed maximum aggregate value of transaction:

5)    Total fee paid:


[   ] Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as  provided  by  Exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:
1)    Amount Previously Paid:
2)    Form, Schedule or Registration Statement No.:
3)    Filing Party:
4)    Date Filed:

                      HEALTH FITNESS PHYSICAL THERAPY, INC.



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS



     The Annual Meeting of Shareholders of Health Fitness Physical Therapy, Inc. will be held on June 4, 1997, at 3:30 p.m. (Minneapolis time), at the Doubletree Grand Hotel at the Mall of America, 7901 24th Avenue South, Bloomington, Minnesota, for the following purposes:

          1.   To elect six directors for the ensuing year.

          2. To amend the Company's Articles of Incorporation to change the Company's name to Health Fitness Corporation.

          3. To approve a 1,000,000 share increase in the number of shares reserved for issuance under the Company's 1995 Stock Option Plan.

          4. To approve the selection of Deloitte & Touche LLP as independent auditors for the current fiscal year.

          5. To consider and act upon such other matters as may properly come before the meeting and any adjournments thereof.

     Only shareholders of record at the close of business on April 11, 1997, are entitled to notice of and to vote at the meeting or any adjournment thereof.

     Your vote is important. We ask that you complete, sign, date and return the enclosed proxy in the envelope provided for your convenience. The prompt return of proxies will save the Company the expense of further requests for proxies.


                                         BY ORDER OF THE BOARD OF DIRECTORS


                                         DON P. COCHRAN
                                         SECRETARY

BLOOMINGTON, MINNESOTA
MAY 9, 1997

                      HEALTH FITNESS PHYSICAL THERAPY, INC.

                         Annual Meeting of Shareholders
                                  May 22, 1997



                                 PROXY STATEMENT



                                  INTRODUCTION

     Your Proxy is solicited by the Board of Directors of Health Fitness Physical Therapy, Inc. ("the Company") for use at the Annual Meeting of Shareholders to be held on June 4, 1997, at the location and for the purposes set forth in the notice of meeting, and at any adjournment thereof.

     The cost of soliciting proxies, including the preparation, assembly and mailing of the proxies and soliciting material, as well as the cost of forwarding such material to beneficial owners of stock, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular remuneration, solicit proxies personally or by telephone.

     Any shareholder giving a proxy may revoke it at any time prior to its use at the meeting by giving written notice of such revocation to the Secretary of the Company. Proxies not revoked will be voted in accordance with the choice specified by shareholders by means of the ballot provided on the Proxy for that purpose. Proxies which are signed but which lack any such specification will, subject to the following, be voted in favor of the proposals set forth in the Notice of Meeting and in favor of the number and slate of directors proposed by the Board of Directors and listed herein. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal. If a broker returns a "non-vote" proxy, indicating a lack of voting instructions by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote proxy shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote required for approval of such matter.

     The mailing address of the principal executive office of the Company is 3500 West 80th Street, Suite 130, Minneapolis, Minnesota 55431. The Company expects that this Proxy Statement, the related proxy and notice of meeting will first be mailed to shareholders on or about May 9, 1997.

                      OUTSTANDING SHARES AND VOTING RIGHTS

     The Board of Directors of the Company has fixed April 11, 1997, as the record date for determining shareholders entitled to vote at the Annual Meeting. Persons who were not shareholders on such date will not be allowed to vote at the Annual Meeting. At the close of business on April 11, 1997, 7,733,433 shares of the Company's Common Stock were issued and outstanding. The Common Stock is the only outstanding class of capital stock of the Company entitled to vote at the meeting. Each share of Common Stock is entitled to one vote on each matter to be voted upon at the meeting. Holders of Common Stock are not entitled to cumulative voting rights.


                             PRINCIPAL SHAREHOLDERS

     The following table provides information concerning persons known to the Company to be the beneficial owners of more than 5% of the Company's outstanding Common Stock as of April 11, 1997. Unless otherwise indicated, the shareholders listed in the table have sole voting and investment powers with respect to the shares indicated.


             Name and Address of                          Number of Shares                          Percent of
              Beneficial Owner                           Beneficially Owned                          Class (1)

Perkins Capital Management, Inc.                           1,119,000 (2)                               14.2%
730 E. Lake Street
Wayzata, MN 55391

Loren S. Brink                                               927,333 (3)                               11.9%
3500 W. 80th Street
Minneapolis, MN 55431

Heartland Advisors, Inc.                                     429,099 (4)                                5.5%
790 N. Milwaukee Street
Milwaukee, WI 53202

Okabena Partnership K                                        424,656 (5)                                5.3%
90 S. Seventh Street
Minneapolis, MN 55402



(1) Shares not outstanding but deemed beneficially owned by virtue of the right of a person to acquire them as of April 11, 1997, or within sixty days of such date are treated as outstanding only when determining the percent owned by such individual and when determining the percent owned by a group.

(2) Ownership is as reported in Schedule 13G dated February 4, 1997, which indicates sole power to vote or direct the vote of 592,000 shares and sole power to dispose or direct the disposition of 1,119,000 shares. These securities are beneficially owned by clients of Perkins Capital Management, Inc., an investment advisor. Includes 125,000 shares issuable pursuant to a currently exercisable warrant.

(3) Includes 58,333 shares which may be purchased upon exercise of options which are exercisable as of April 11, 1997 or within 60 days of such date.

(4) Ownership is as reported in Schedule 13G dated February 12, 1997. These securities are beneficially owned by investment advisory accounts of Heartland Advisors, Inc., an investment adviser. Includes 33,333 shares issuable pursuant to a currently exercisable warrant.

(5) Ownership is as reported in Amendment to Schedule 13D dated February 11, 1997. Includes 250,000 shares issuable pursuant to a currently exercisable warrant.


                            MANAGEMENT SHAREHOLDINGS

     The following table sets forth the number of shares of Common Stock beneficially owned as of April 11, 1997, by each executive officer of the Company named in the Summary Compensation table, by each current director and nominee for director of the Company and by all directors and executive officers (including the named individuals) as a group. Unless otherwise indicated, the shareholders listed in the table have sole voting and investment powers with respect to the shares indicated.


         Name of Beneficial Owner                      Number of Shares                Percent of
            or Identity of Group                     Beneficially Owned                 Class (1)
         ----------------------------                ------------------                 ---------

         Loren S. Brink                                  927,333 (2)                     11.9%
         Charles E. Bidwell                              327,596 (3)(4)                   4.2%
         James A. Bernards                               277,032 (4)(5)                   3.5%
         George E. Kline                                 277,032 (4)(5)                   3.5%
         Robert K. Spinner                                64,000 (4)(6)                    *
         William T. Simonet, M.D.                         54,000 (4)(7)                    *
         All directors and executive officers
           as a group (10 persons)                     1,781,063 (8)                     21.9%


*        Less than 1%

(1)      See footnote (1) to preceding table.

(2)      See footnote (3) to preceding table.

(3) Includes 45,000 shares which may be purchased upon exercise of options which are exercisable as of April 11, 1997 or within 60 days of such date.

(4) Does not include 10,000 shares which will become purchasable upon vesting of an option if such person is elected a director at the Annual Meeting. (See "Election of Directors-Directors Fees.")

(5) Includes (i) 20,000 shares and a currently exercisable warrant to purchase 80,000 shares held by Brightstone Capital, Ltd., an investment firm controlled by Mr. Bernards and Mr. Kline, (ii) 85,782 shares and a currently exercisable warrant to purchase 50,000 shares held by Brightside Fund and 31,250 shares held by Brightstone Fund V, both of which are investment funds managed by Messrs. Bernards and Kline, and
         (iii) 10,000 shares which may be purchased upon exercise of an option which is exercisable as of April 11, 1997 or within 60 days of such date. Neither Mr. Bernards nor Mr. Kline holds any shares individually.

(6) Includes 55,000 shares which may be purchased upon exercise of options which are exercisable as of April 11, 1997 or within 60 days of such date.

(7) Includes 22,000 shares which may be purchased upon exercise of options which are exercisable as of April 11, 1997 or within 60 days of such date.

(8) Includes 387,265 shares which may be purchased upon exercise of options and warrants which are exercisable as of April 11, 1997 or within 60 days of such date.


                              ELECTION OF DIRECTORS
                                  (Proposal #1)

General Information

     The Board of Directors has fixed the number of directors to be elected at the Annual Meeting at six and has nominated as management's slate all current members of the Board. Under applicable Minnesota law, the election of each nominee requires the affirmative vote of the holders of the greater of (1) a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter or (2) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the Annual Meeting.

     In the absence of other instructions, each proxy will be voted for each of the nominees listed below. If elected, each nominee will serve until the next annual meeting of shareholders and until his successor shall be elected and qualified. If, prior to the meeting, it should become known that any of the nominees will be unable to serve as a director after the meeting by reason of death, incapacity or other unexpected occurrence, the proxies will be voted for such substitute nominee as is selected by the Board of Directors or, alternatively, not voted for any nominee. The Board of Directors has no reason to believe that any nominee will be unable to serve.

     The names and ages of all of the director nominees and the positions held by each with the Company are as follows:



Name                                                        Age                            Position

Loren S. Brink                                               41        President, Chief Executive Officer and
                                                                       Chairman of the Board of Directors

James A. Bernards                                            50        Director

Charles E. Bidwell                                           52        Director

George E. Kline                                              61        Director

William T. Simonet, M.D.                                     43        Director

Robert K. Spinner                                            54        Director


     Loren S. Brink has been President, Chief Executive Officer and Chairman of the Company since its inception in 1981. He holds a Masters Degree in Cardiac Rehabilitation and Adult Fitness from the University of Wisconsin. He has an extensive clinical background, has published numerous articles regarding corporate fitness and speaks frequently at national conferences.

     James A. Bernards, a Director of the Company since 1993, is President of Brightstone Capital, Ltd., a venture capital firm and has been President of Facilitation Incorporated, a strategic planning firm he founded in July 1993. Prior to that time he was President of Stirtz Bernards & Co., a CPA firm he founded and with which he had been a partner for more than twelve years. He is also a director of FSI International and Reality Interactive, Inc.

     Charles E. Bidwell, a Director of the Company since 1988, was Chief Financial Officer of Red Owl Stores, Inc., a Minneapolis-based food retailer, from 1981 until April 1994. He has a 25-year history of starting and managing new businesses, as well as significant corporate experience with Tonka, Inc. and Red Owl Stores, Inc. He holds an MBA in Marketing and Finance from
Carnegie-Mellon University in Pittsburgh, Pennsylvania. ROS Stores, Inc. (formerly Red Owl Stores, Inc.) was the subject of an involuntary Chapter 7 bankruptcy petition, filed on June 11, 1992. This involuntary proceeding was converted to a Chapter 11 reorganization action on July 6, 1992. A plan of reorganization was filed and confirmed as of February 18, 1993 in the United States Bankruptcy Court, District of Minnesota (Case Number 3-92-3833) providing for full payment to all creditors.

     George E. Kline, a Director of the Company since March 1993, is an executive officer of Brightstone Capital, Ltd., a venture capital firm and has been President of Venture Management, a firm engaged in investing and providing financial consulting services to corporations, since 1968. He is also a director of Applied Biometrics, Inc., CyberOptics Corporation, Rimage Corporation, Fieldworks, Inc. and Nutrition Medical, Inc.

     William T. Simonet, M.D., a Director of the Company since March 1993, is an independent practicing orthopedic surgeon. From 1985 until August, 1994, Dr. Simonet practiced with Orthopedic Consultants, P.A. Dr. Simonet received his Medical degree in 1980 from the University of Minnesota medical school. He also received a Master of Science degree in orthopedic surgery from the Mayo Graduate School of Medicine in 1985.

     Robert K. Spinner, a Director of the Company since May 1995, has been President of Abbott Northwestern Hospital in Minneapolis, Minnesota since 1988 and a member of the administrative staff at Abbott Northwestern since 1968. Mr. Spinner graduated from St. John's University in Collegeville, Minnesota with a Bachelor's degree in Economics and Accounting in 1964; he was awarded a Masters degree in Hospital and Healthcare Administration from the University of Minnesota in 1969. Mr. Spinner is a member of the Board of Directors of St.
John's University, the Newt C. Little Hospice and the Minnesota Hospital Association.

     There are no arrangements or understandings between any of the directors or any other person (other than arrangements or understandings with directors acting as such) pursuant to which any person was selected as a director or nominee of the Company. There are no family relationships among the Company's directors.

Committee and Board Meetings

     The Company's Board of Directors has two standing committees, the Audit Committee and the Compensation Committee. The Audit Committee, consisting of Messrs. Bernards and Bidwell, is charged with responsibility for reviewing the Company's external and internal auditing system, monitoring accounting and financial reporting practices, determining the adequacy of administrative and internal accounting controls, monitoring compliance with the Company's prescribed procedures and reviewing publicly disseminated financial information. The Audit Committee functions include supervision of the independent auditors, including recommendation of the engagement or discharge of such auditors, and review with the independent auditors of the audit plan and results of the auditing engagement. The Audit Committee met two times during fiscal 1996.

     The Compensation Committee, which consists of Messrs. Bernards, Kline, Simonet and Spinner, is charged with oversight responsibility for management's performance and the adequacy and effectiveness of compensation and benefit plans. In addition, the Compensation Committee makes recommendations to the Board of Directors regarding remuneration arrangements for senior management, and adoption of employee compensation and benefit plans. The Compensation Committee met three times during fiscal 1996. Members of both of such Committees meet informally from time to time throughout the year on Committee matters.

     The directors often communicate informally to discuss the affairs of the Company and, when appropriate, take formal Board action by unanimous written consent of all directors, in accordance with Minnesota law, rather than hold formal meetings. During fiscal 1996, the Board of Directors held ten formal meetings. Each incumbent director attended 75% or more of the total number of meetings (held during the period(s) for which he has been a director or served on committee(s)) of the Board and of committee(s) of which he was a member.

Directors Fees

     Directors are not paid fees for attending Board or Committee meetings, but are reimbursed for their out-of-pocket expenses incurred on the Company's behalf. On April 8, 1997, the Company adopted a stock option program for nonemployee directors whereby each nonemployee director (Messrs. Bernards, Bidwell, Kline, Simonet and Spinner) was granted a nonqualified stock option under the Company's 1995 Stock Option Plan (the "Plan") to purchase 50,000 shares of Company Common Stock at $3.00 per share. Such options expire April 8, 2007. In recognition of the directors' past service as directors without compensation, such options were made immediately exercisable ("vested") to the extent of 10,000 shares. Such options will vest to the extent of an additional 10,000 shares upon each re-election of such respective director to the Company's Board of Directors, commencing with the May 1997 Annual Meeting of Shareholders. If a optionee ceases to be a director, such options shall remain exercisable but only to the extent vested at the date of termination, unless such optionee ceases to be a director for cause, in which event the option shall immediately terminate.


                              CERTAIN TRANSACTIONS

     Robert K. Spinner, a Director of the Company, is President of Abbott Northwestern Hospital in Minneapolis, Minnesota. Abbott Northwestern contracted with the Company to manage its fitness center. In 1995, the Company received approximately $97,000 in management fees for management of this fitness center. The revenues realized from this contract are similar to revenues realized by the Company from comparable fitness center contracts that the Company has with other non-affiliated customers. This contract expired on December 31, 1995.

     Effective January 1, 1996, the Company and Charles E. Bidwell, a Director of the Company, entered into a Consulting Agreement whereby Mr. Bidwell will provide consulting services to the Company in the areas of strategic planning, and exploration and negotiation of joint ventures and acquisitions. The Consulting Agreement provided for monthly payments of $2,000 to Mr. Bidwell as well as a grant to Mr. Bidwell, on April 1, 1996, of options to purchase 10,000 shares of the Company's Common Stock. These options are immediately exercisable at $3.00 per share through March 2000. The Consulting Agreement was extended on October 15, 1996 and Mr. Bidwell received an additional grant of options to purchase 25,000 shares of the Company's Common Stock. These options are immediately exercisable at $3.00 per share through October 15, 2000. The Consulting Agreement was terminated effective March 31, 1997.

     The President and Chief Executive Officer, Loren Brink, has received loans and advances from the Company from time to time over the last two years. As of December 31, 1996, the total of all such loans, including interest was $77,573. Such loans carry an interest rate equal to the Company's cost of borrowing funds.


                             EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table sets forth certain information regarding compensation paid during each of the Company's last three fiscal years to the President and Chief Executive Officer. No other executive officers received compensation in excess of $100,000 during fiscal 1996.




                                                                                     Long Term Compensation
                                           Annual Compensation                      Awards
                                                                                 Securities
                                                                                 Underlying
Name and                Fiscal                                                     Options           All Other
Principal Position      Year        Salary ($)   Bonus ($)       Other           /SARs (#)       Compensation ($)
------------------     --------  ---------------------------  -------------- ----------------   -----------------

Loren S. Brink,          1996      $137,700        $35,000     $  22,436 (1)       100,000          $3,935 (2)
Chief Executive          1995       111,800           -           15,054              -              3,422 (2)
Officer and President    1994       111,800           -           16,268              -              3,097 (2)



(1) Amount reflects automobile allowance and entertainment expense allowance.
(2) Amount reflects health insurance premiums and life insurance premiums not available to employees generally.


Employment Agreements

     In February 1992, the Company entered into a five-year Employment Agreement with Loren S. Brink. The agreement, which expired on December 31, 1996, and has been replaced with a new Employment Agreement described below, entitled Mr. Brink to annual base compensation of $100,000 and discretionary annual base adjustments of $10,000 up to a maximum annual base salary of $140,000. The agreement also entitled Mr. Brink to an annual bonus based upon certain specified goals and objectives set by the Company's Board of Directors. The agreement prohibited Mr. Brink from directly or indirectly competing with the Company in the in-house fitness or wellness center or program business for hospitals, corporations or governmental entities in the United States for two years after termination of his employment, provided the Company pays Mr. Brink $100,000 for each year of such non-competition.

     On  April  8,  1997  the  Board  of  Directors  approved  a new  three-year
Employment Agreement with Mr. Brink, effective January 1, 1997 (the "Agreement"), which will automatically extend for additional three-year terms, unless either party gives written notice of termination. Pursuant to the Agreement, Mr. Brink will continue to serve as the Company's President and Chief Executive Officer at a minimum base salary of $160,000, $170,000 and $180,000 for the calendar years 1997, 1998 and 1999, respectively. Mr. Brink is eligible to earn an annual year-end cash bonus ranging from 25% of base salary (if the Company's actual pre-tax profits are at least 80% of the budgeted amount therefor) to 75% of his base salary (if the Company's actual pre-tax profits are 120% or more of budget).

     The Company granted Mr. Brink incentive stock options to purchase up to 100,000 shares of Company Common Stock at an exercise price of $3.00 per share. Such options vest 25% immediately and 25% over on each of the first three anniversaries of the effective date. Mr. Brink receives normal and customary employee benefits and fringe benefits, including a $750 per month car allowance, county club membership and $2,500 per year for professional, financial, legal and tax planning counsel.

     The Company may terminate the Agreement on 60 days' notice for "cause" or upon twelve-months' notice "without cause." The Agreement terminates upon Mr. Brink's death or permanent disability. If Mr. Brink is terminated for "cause," he will continue to receive his base salary for up to 60 days, and be entitled to participate in certain benefit programs at his expense for up to eighteen months. If Mr. Brink is terminated without "cause," he will continue to receive his base salary for a period of up to 24 months following such termination. If the Agreement is terminated due to Mr. Brink's death or disability, Mr. Brink's base salary will continue to be paid for a period of 18 months. If Mr. Brink's employment is terminated by reason of his death, disability, without "cause" or in connection with a "change of control" of the Company, he will receive a pro rated portion of any bonuses or incentive payment, and the immediate vesting and acceleration of any unexpired and unvested stock options previously granted.

     The Agreement gives Mr. Brink the option to terminate the Agreement upon a change of control or business combination, including the sale or merger of the Company. In such event, Mr. Brink can elect to receive his base salary for the longer of the unexpired three year term of the Agreement or 24 months, or in lieu thereof, a cash payment equal to 2.99 times Mr. Brink's base salary, subject to reduction to prevent such payment (together with any other payments considered contingent upon a change of control) from constituting an excess parachute payment under applicable provisions of the Internal Revenue Code.


Option/SAR Grants During 1996 Fiscal Year

     The following table sets forth information regarding stock options granted to the Chief Executive Officer during the fiscal year ended December 31, 1996. The Company has not granted stock appreciation rights.


                                 Number of
                                Securities                % of Total
                                Underlying               Options/SARs
                               Options/SARs               Granted to                Exercise or
                                  Granted                Employees in               Base Price                Expiration
         Name                       (#)                  Fiscal Year                  ($/Sh)                     Date

Loren S. Brink                  100,000(1)                   27.8%                     $3.00                   5/31/01

------------------------

(1) Such option is exercisable as to 33,333 shares on June 1, 1997, 1998 and 1999.


Aggregated Option/SAR Exercises During 1996 Fiscal Year and Fiscal Year End Option/SAR Values

     No options were exercised by the Chief Executive Officer during fiscal 1996. The following table provides information related to the number and value of options held at fiscal year end by the Chief Executive Officer:



                                                 Number of Unexercised
                                                 Securities Underlying                      Value of Unexercised In-the-
                                                  Options at 12/31/96                       Money Options at 12/31/96(1)

Name                                     Exercisable           Unexercisable            Exercisable            Unexercisable

Loren S. Brink.....................        200,000                  100,000               $470,500                      $0



(1) Value of exercisable/unexercisable in-the-money options is equal to the difference between the market price of the Common Stock at fiscal year end and the option exercise price per share multiplied by the number of shares subject to options. The closing price as of December 31, 1996 on the Nasdaq SmallCap Market was $3.00.


                     AMENDMENT OF ARTICLES OF INCORPORATION
                            TO CHANGE CORPORATE NAME
                                  (Proposal #2)

     At the Annual Meeting, shareholders will be asked to approve an amendment to the Company's Articles of Incorporation to change the name of the Company from "Health Fitness Physical Therapy, Inc." to its former name, "Health Fitness Corporation." The longer name attempted to embrace both of the Company's lines of business but has proved unwieldy and sometimes confusing in daily business use. Accordingly, the Board of Directors has adopted and recommends for shareholder approval an amendment to the Articles of Incorporation of the Company which would change the name of the Company to "Health Fitness Corporation".

Vote Required

     Adoption of the amendment to the Company's Articles of Incorporation to change the Company's name requires the affirmative vote of the holders of the greater of (1) a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter or (2) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the Annual Meeting.


                      INCREASE IN NUMBER OF SHARES RESERVED
                    FOR ISSUANCE UNDER 1995 STOCK OPTION PLAN
                                  (Proposal #3)

General

     The Board of Directors has adopted, subject to shareholder approval, an increase in the number of shares of the Company's Common Stock reserved for issuance under the Company's 1995 Stock Option Plan (the "Plan") from 1,000,000 to 2,000,000 shares. The Board of Directors anticipates that such additional shares reserved for issuance under the Plan will be used over the next two years for normal option grants to the Company's Fitness Management and corporate employees, the nonemployee director option grants described above, and option grants in connection with the expected growth of the Company's Rehabilitative healthcare business.

     A general description of the Plan is set forth below, but such description is qualified in its entirety by reference to the full text of the Plan, a copy of which may be obtained without charge upon written request to the Company's Chief Financial Officer.

Description of Plan

     Purpose. The purpose of the Plan is to advance the interests of the Company and its shareholders by enabling the Company to attract and retain persons of ability as employees, directors and consultants, by providing an incentive to such individuals through equity participation in the Company.

     Term. Options may be granted under the Plan until February 25, 2005, or until such earlier date as the Plan is discontinued or terminated by its Board.

     Administration. The Plan is administered by the Board of Directors or by a Committee of the Board of Directors (the "Administrator"). The Plan gives broad powers to the Administrator to administer and interpret the Plan, including the authority to select the individuals to be granted options and to prescribe the particular form and conditions of each option granted.

     Eligibility. All salaried employees of the Company or any subsidiary are eligible to receive incentive stock options pursuant to the Plan. All salaried employees, non-employee directors and officers of, and consultants to, the Company or any subsidiary are eligible to receive nonqualified stock options. As of April 11, 1997, the Company had approximately 350 salaried employees (of which five are officers), five directors who are not employees and approximately 15 consultants.

     Options. When an option is granted under the Plan, the Administrator at its discretion specifies the option price, the type of option (either "incentive" or "nonqualified") to be granted, and the number of shares of Common Stock which may be purchased upon exercise of the option. The exercise price of an incentive stock option may not be less than 100% of the fair market value of the Company's Common Stock and the option price of a nonqualified option may not be less than 85% of the fair market value of the Company's Common Stock on the date of grant. The market value of the Company's Common Stock on April 11, 1997 was $2.56. The term during which the option may be exercised and whether the option will be exercisable immediately, in stages or otherwise are set by the Administrator, but the term of an incentive stock option may not exceed ten years from the date of grant. Optionees may pay for shares upon exercise of options with cash, certified check or Common Stock of the Company valued at the stock's then fair market value. Each stock option granted under the Plan is nontransferable during the lifetime of the optionee. Each outstanding option under the Plan may terminate earlier than its stated expiration date in the event of the optionee's termination of employment, directorship or other relationship to the Company.

     Amendment. The Board of Directors may from time to time suspend or discontinue the Plan or revise or amend it in any respect; provided, the Plan may not, without the approval of the shareholders, be amended in any manner that will (a) materially increase the number of shares subject to the Plan except as provided in the case of stock splits, consolidations, stock dividends or similar events; (b) materially modify the requirements for eligibility for participation in the Plan; (c) materially increase the benefits accruing to optionees under the Plan or (d) cause incentive stock options to fail to meet the requirements of the Internal Revenue Code.

     Federal Income Tax Consequences of the Plan. Under present law, an optionee will not realize any taxable income on the date a nonqualified option is granted pursuant to the Plan. Upon exercise of the option, however, the optionee must recognize, in the year of exercise, ordinary income equal to the difference between the option price and the fair market value of the Company's Common Stock on the date of exercise. Upon the sale of the shares, any resulting gain or loss will be treated as capital gain or loss. The Company will receive an income tax deduction in its fiscal year in which nonqualified options are exercised, equal to the amount of ordinary income recognized by those optionees exercising options, and must withhold income and other employment-related taxes on such ordinary income.

     Incentive stock options granted under the Plan are intended to qualify for favorable tax treatment under Section 422 of the Internal Revenue Code. Under
Section 422, an optionee recognizes no taxable income when the option is granted. Further, the optionee generally will not recognize any taxable income when the option is exercised if he or she has at all times from the date of the option's grant until three months before the date of exercise been an employee of the Company. The Company ordinarily is not entitled to any income tax deduction upon the grant or exercise of an incentive stock option. Certain other favorable tax consequences may be available to the optionee if he or she does not dispose of the shares acquired upon the exercise of an incentive stock option for a period of two years from the granting of the option and one year from the receipt of the shares.

     Plan Benefits. The table below shows the total number of stock options that have been received by the following individuals and groups under the Plan as of April 11, 1997:

                                                               Total Number of
         Name and Position/Group                            Options Received (1)

         Loren S. Brink, Chief Executive
           Officer and President                                  200,000
         Current Executive Officer Group                          362,475
         Current Non-executive Officer Director Group             330,000
         Non-executive Officer Employee Group                     248,524


         (1) This table reflects the total stock options granted without taking into account exercises or cancellations. Because future grants of stock options are subject to the discretion of the Administrator, the future benefits that may be received by these individuals or groups under the Plan cannot be determined at this time, except for the automatic option grants to outside directors as described above.

Vote Required

     Because of the employees' positive response to the Plan and because of its belief that making a greater number of shares available to employees, directors and consultants is an effective means to insure the future growth and development of the Company, the Board of Directors recommends that the shareholders approve the increase in the number of shares reserved under the Plan to 2,000,000 shares. Approval of such increase requires the affirmative vote of the greater of (i) a majority of the shares represented at the meeting with authority to vote on such matter or (ii) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the meeting.


                        APPROVAL OF SELECTION OF AUDITORS
                                  (Proposal #4)

     The Board of Directors of the Company has selected Deloitte & Touche LLP as independent auditors of the Company for the current fiscal year ending December 31, 1997. Deloitte & Touche LLP has acted as the Company's independent auditors since 1992. The Board of Directors desires that the selection of such auditors for the current 1997 fiscal year be submitted to the shareholders for approval. If the selection is not approved, the Board of Directors will reconsider its decision.

     A representatives of Deloitte & Touche LLP is expected to be present at the meeting, will be given an opportunity to make a statement regarding financial and accounting matters of the Company and will be available at the meeting to respond to appropriate questions from the Company's shareholders.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than ten percent of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders ("Insiders") are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based on a review of the copies of such reports furnished to the Company, during the fiscal year ended December 31, 1996, all
Section 16(a) filing requirements applicable to Insiders were complied with except that Charles Bidwell was late filing a form reporting one transaction.

                                 OTHER BUSINESS

     Management knows of no other matters to be presented at the meeting. If any other matter properly comes before the meeting, the appointees named in the proxies will vote the proxies in accordance with their best judgment.


                              SHAREHOLDER PROPOSALS

     Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the 1998 annual meeting of shareholders must be received by the Company by December 11, 1997, to be includable in the Company's proxy statement and related proxy for the 1998 annual meeting.


                          ANNUAL REPORT TO SHAREHOLDERS

     A copy of the Company's Annual Report to Shareholders for the fiscal year ended December 31, 1996, accompanies this notice of meeting and Proxy Statement. No part of the Annual Report is incorporated herein and no part thereof is to be considered proxy soliciting material.

                                   FORM 10-KSB

     THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENT SCHEDULES THERETO. THE COMPANY WILL FURNISH TO ANY SUCH PERSON ANY EXHIBIT DESCRIBED IN THE LIST ACCOMPANYING THE FORM 10-KSB, UPON THE PAYMENT, IN ADVANCE, OF REASONABLE FEES RELATED TO THE COMPANY'S FURNISHING SUCH EXHIBIT(S). REQUESTS FOR COPIES OF SUCH REPORT AND/OR EXHIBITS(S) SHOULD BE DIRECTED TO MR. DON P. COCHRAN, CHIEF FINANCIAL OFFICER, AT THE COMPANY'S PRINCIPAL ADDRESS.

                                         BY ORDER OF THE BOARD OF DIRECTORS

                                         Don P. Cochran
                                         SECRETARY
Dated:  May 9, 1997
        Minneapolis, Minnesota

                      HEALTH FITNESS PHYSICAL THERAPY, INC.
                            PROXY FOR ANNUAL MEETING
                           Of Shareholders To Be Held
                                  June 4, 1997


     The undersigned hereby appoints LOREN S. BRINK and DON P. COCHRAN, and each of them, with full power of substitution, as Proxies to represent and vote, as designated below, all shares of Common Stock of Health Fitness Physical Therapy, Inc. registered in the name of the undersigned at the Annual Meeting of Shareholders of the Company to be held at the Doubletree Grand Hotel at the Mall of America, 7901 24th Avenue South, Bloomington, Minnesota, at 3:30 p.m. (Minneapolis time) on June 4, 1997, and at any adjournment thereof, and the undersigned hereby revokes all proxies previously given with respect to the meeting.

     The Board of Directors recommends that you vote FOR each proposal below.

1. Elect six directors: [Nominees: Loren S. Brink, James A. Bernards, Charles E. Bidwell, George E. Kline, William T. Simonet, M.D. and Robert K. Spinner]

     [ ] FOR all  nominees  listed  above    [ ]  WITHHOLD  AUTHORITY  to vote
         (except  those whose names have          for all nominees  listed above
          been written in below)

            To withhold authority to vote for any individual nominee
                   write that nominee's name on the line below



2. Amend Articles of Incorporation to change Company's name to "Health Fitness Corporation":

     [ ]   FOR            [ ]   AGAINST        [ ]     ABSTAIN

3. Increase number of shares reserved for 1995 Stock Option Plan from 1,000,000 to 2,000,000 shares:

     [ ]   FOR            [ ]   AGAINST        [ ]     ABSTAIN

4. Approve selection of Deloitte & Touche LLP as independent auditors for current fiscal year:

     [ ]   FOR            [ ]   AGAINST        [ ]     ABSTAIN


5.   OTHER MATTERS.  In their discretion, the Proxies are . . .

     [ ]          AUTHORIZED                      [ ]     NOT AUTHORIZED . . .

     to vote upon such other business as may properly come before the Meeting.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN FOR A PARTICULAR PROPOSAL, WILL BE VOTED FOR SUCH PROPOSAL, AND WILL BE DEEMED TO GRANT AUTHORITY UNDER PROPOSAL NUMBER 5.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.


Date:                        , 1997





                         PLEASE DATE AND SIGN ABOVE exactly as name appears at the left, indicating, where appropriate, official position or representative capacity. For stock held in joint tenancy, each joint owner should sign.

                      HEALTH FITNESS PHYSICAL THERAPY, INC.

                             1995 STOCK OPTION PLAN
                       (As Amended Through April 15, 1997)



                      ARTICLE 1. ESTABLISHMENT AND PURPOSE

     1.1 Establishment. Health Fitness Physical Therapy, Inc. (the "Company") hereby establishes a plan providing for the grant of stock options to certain eligible employees, directors and consultants of the Company and its subsidiaries. This plan shall be known as the 1995 Stock Option Plan (the "Plan").

     1.1 Purpose. The purpose of the Plan is to advance the interests of the Company and its shareholders by enabling the Company to attract and retain persons of ability as employees, directors and consultants, by providing an incentive to such individuals through equity participation in the Company and by rewarding such individuals who contribute to the achievement by the Company of its long-term economic objectives.

                             ARTICLE 2. DEFINITIONS

     The following terms shall have the meanings set forth below, unless the context clearly otherwise requires:

     2.1 "Board" means the Board of Directors of the Company.

     2.2 "Change in Control" means an event described in Article 11 below.

     2.3 "Code" means the Internal Revenue Code of 1986, as amended.

     2.4  "Committee"  means the entity  administering  the Plan, as provided in
Article 3 below.

     2.5 "Common Stock" means the common stock of the Company, par value $.01 per share, or the number and kind of shares of stock or other securities into which such Common Stock may be changed in accordance with Section 4.3 below.

     2.6 "Disability" means the occurrence of an event which constitutes permanent and total disability within the meaning of Section 22(e)(3) of the Code.

     2.7 "Eligible Persons" means individuals who are (a) salaried employees (including, without limitation, officers and directors who are also employees) of the Company, (b) Non- Employee Directors, or (c) consultants to the Company.

     2.8 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     2.9 "Fair Market Value" means, with respect to the Common Stock, as of any date:

                  (a) if the Common Stock is listed or admitted to unlisted trading privileges on any national securities exchange or is not so listed or admitted but transactions in the Common Stock are reported on the Nasdaq Stock Market, the mean between the reported high and low sale prices of the Common Stock on such exchange or by the Nasdaq Stock Market as of such date (or, if no shares were traded on such day, as of the next preceding day on which there was such a trade); or

                  (b) if the Common Stock is not listed or admitted to unlisted trading privileges or reported on the Nasdaq Stock Market, and bid and asked prices therefor in the over-the-counter market are reported by the National Quotation Bureau, Inc. (or any comparable reporting service), the mean of the closing bid and asked prices as of such date, as reported by the National Quotation Bureau, Inc. (or a comparable reporting service); or

                  (c) if the Common Stock is not listed or admitted to unlisted trading privileges, or reported on the NASDAQ National Market System, and bid and asked prices are not reported, the price that the Committee determines in good faith in the exercise of its reasonable discretion. The Committee's determination as to the current value of the Common Stock shall be final, conclusive and binding for all purposes and on all persons, including, without limitation, the Company, the shareholders of the Company, the Optionees and their respective successors-in-interest. No member of the Board or the Committee shall be liable for any determination regarding current value of the Common Stock that is made in good faith.

     2.10 "Inventive Stock Option" means a right to purchase Common Stock granted to an Optionee pursuant to Section 6.5 of the Plan that qualifies as an incentive stock option within the meaning of Section 422 of the Code.

     2.11 "Non-Employee Director" means any member of the Board who is not an employee of the Company or any Subsidiary.

     2.12 "Non-Statutory Stock Option" means a right to purchase Common Stock granted to an Optionee pursuant to Section 6.6 of the Plan that does not qualify as an Incentive Stock Option.

     2.13 "Option" means an Incentive Stock Option or a Non-Statutory Stock Option.

     2.14 "Optionee" means an Eligible Person who receives one or more Inventive Stock Options or Non-Statutory Stock Options under the Plan.

     2.15 "Person" means any individual, corporation, partnership, group, association or other "person" (as such term is used in Section 14(d) of the Exchange Act), other than the Company, a wholly owned subsidiary of the Company or any employee benefit plan sponsored by the Company.

     2.16 "Retirement" means the retirement of an Optionee pursuant to and in accordance with the regular retirement plan or practice of the Company or the Subsidiary employing the Optionee.

     2.17 "Securities Act" means the Securities Act of 1933, as amended.

     2.18 "Subsidiary" means any corporation that is a subsidiary corporation of the Company (within the meaning of Section 424(f) of the Code).

     2.19 "Tax Date" means a date defined in Section 6.5(c) of the Plan.

                         ARTICLE 3. PLAN ADMINISTRATION

     The Plan shall be administered by the Board or by a Committee of the Board consisting of two or more directors who shall be appointed by and serve at the pleasure of the Board. As long as the Company's securities are registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, then, to the extent necessary for compliance with Rule 16b-3, or any successor provision, each of the members of the Committee shall be a "Non-Employee Director." For purposes of this paragraph, "Non-Employee Director" shall have the same meaning as set forth in Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended. Members of a Committee, if established, shall be appointed from time to time by the Board, shall serve at the pleasure of the Board and may resign at any time upon written notice to the Board. A majority of the members of the Committee shall constitute a quorum. The Committee shall act by majority approval of its members, shall keep minutes of its meetings and shall provide copies of such minutes to the Board. Action of the Committee may be taken without a meeting if unanimous written consent thereto is given. Copies of minutes of the Committee's meetings and of its actions by written consent shall be provided to the Board and kept with the corporate records of the Company. As used in this Plan, the term "Committee" will refer either to the Board or to such a Committee, if established.

     In accordance with the provisions of the Plan, the Committee shall select the Optionees from Eligible Persons; shall determine the number of shares of Common Stock to be subject to Options granted pursuant to the Plan, the time at which such Options are granted, the Option exercise price, Option period and the manner in which each such Option vests or becomes exercisable; and shall fix such other provisions of such Options as the Committee may deem necessary or desirable and as consistent with the terms of the Plan. The Committee shall determine the form or forms of the agreements with Optionees which shall evidence the particular terms, conditions, rights and duties of the Company and the Optionees under Options granted pursuant to the Plan. The Committee shall have the authority, subject to the provisions of the Plan, to establish, adopt and revise such rules and regulations relating to the Plan as it may deem necessary or advisable for the administration of the Plan. With the consent of the Optionee affected thereby, the Committee may amend or modify the terms of any outstanding Incentive Stock Option or Non-Statutory Stock Option in any manner, provided that the amended or modified terms are permitted by the Plan as then in effect. Without limiting the generality of the foregoing sentence, the Committee may, with the consent of the Optionee affected thereby, modify the exercise price, number of shares or other terms and conditions of an Incentive Award, extend the term of an Incentive Award, accelerate the exercisability or vesting or otherwise terminate any restrictions relating to an Incentive Award, extend, renew or accept the surrender of any outstanding Incentive Stock Option or Non-Statutory Stock Option, to the extent not previously exercised, and the Committee may authorize the grant of new Options in substitution therefor to the extent not previously exercised.

     Each determination, interpretation or other action made or taken by the Committee pursuant to the provisions of the Plan shall be conclusive and binding for all purposes and on all persons, including, without limitation, the Company and its Subsidiaries, the shareholders of the Company, the Committee and each of the members thereof, the directors, officers and employees of the Company and its Subsidiaries, and the Optionees and their respective successors in interest. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under the Plan.

                      ARTICLE 4. SHARES SUBJECT TO THE PLAN

     4.1 Number. The maximum number of shares of Common Stock that shall be reserved for issuance under the Plan shall be Two Million (2,000,000), subject to adjustment upon changes in capitalization of the Company as provided in
Section 4.3 below. Shares of Common Stock that may be issued upon exercise of Options shall be applied to reduce the maximum number of shares of Common Stock remaining available for use under the Plan.

     4.2 Unused Stock. Any shares of Common Stock that are subject to an Option (or any portion thereof) that lapses, expires or for any reason is terminated unexercised shall automatically again become available for use under the Plan.

     4.3 Change in Shares, Adjustments, Etc. If the number of outstanding shares of Common Stock is increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation by reason of any reorganization, merger, consolidation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, combination of shares, rights offering or any other change in the corporate structure or shares of the Company, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) shall make appropriate adjustment as to the number and kind of securities subject to and reserved under the Plan and, in order to prevent dilution or enlargement of the rights of Optionees, the number and kind of securities subject to outstanding Options. Any such adjustment in any outstanding Option shall be made without change in the aggregate purchase price applicable to the unexercised portion of the Option but with an appropriate adjustment in the price for each share or other unit of any security covered by the Option. However, no change shall be made in the terms of any outstanding Incentive Stock Option as a result of any such change in the corporate structure or shares of the Company, without the consent of the Optionee affected thereby, that would disqualify that Incentive Stock Option from treatment under Section 422 of the Code or would be considered a modification, extension or renewal of an option under Section 424(h) of the Code.

                             ARTICLE 5. ELIGIBILITY

     Incentive Stock Options or Non-Statutory Stock Options shall be granted only to those Eligible Persons who, in the judgment of the Committee, are performing, or during the term of an Option, will perform, vital services in the management, operation and development of the Company or a Subsidiary, and significantly contribute or are expected to significantly contribute to the achievement of long-term corporate economic objectives. Optionees may be granted from time to time one or more Incentive Stock Options and/or Non-Statutory Stock Options under the Plan, provided that only employees of the Company or a Subsidiary may be granted Incentive Stock Options under the Plan, in any case as may be determined by the Committee in its sole discretion. The number, type, terms and conditions of Options granted to various Eligible Persons need not be uniform, consistent or in accordance with any plan, whether or not such Eligible Persons are similarly situated. The Committee may grant both an Incentive Stock Option and a Non-Statutory Stock Option to the same Optionee at the same time or at different times. Incentive Stock Options and Non-Statutory Stock Options, whether granted at the same or different times, shall be deemed to have been awarded in separate grants, shall be clearly identified, and in no event will the exercise of one Option affect the right to exercise any other Option or affect the number of shares of Common Stock for which any other Option may be exercised. Upon determination by the Committee that an Option is to be granted to an Optionee, written notice shall be given such person specifying such terms, conditions, rights and duties related thereto. Each Optionee shall enter into an agreement with the Company, in such form as the Committee shall determine and which is consistent with the provisions of the Plan, specifying the terms, conditions, rights and duties of Incentive Stock Options and Non-Statutory Stock Options granted under the Plan. Options shall be deemed to be granted as of the date specified in the grant resolution of the Committee, which date shall be the date of the related agreement with the Optionee.

                        ARTICLE 6. DURATION AND EXERCISE

     6.1 Manner of Option Exercise. An Option may be exercised by an Optionee in whole or in part from time to time, subject to the conditions contained herein and in the agreement evidencing such Option, by delivery, in person or through certified or registered mail, of written notice of exercise to the Company at its principal executive office (Attention: Secretary), and by paying in full the total Option exercise price for the shares of Common Stock purchased in accordance with Section 6.3. Such notice shall be in a form satisfactory to the Committee and shall specify the particular Option (or portion thereof) that is being exercised and the number of shares with respect to which the Option is being exercised. Subject to Section 9.1, the exercise of the Option shall be deemed effective upon receipt of such notice and payment. As soon as practicable after the effective exercise of the Option, the Company shall record on the stock transfer books of the Company the ownership of the shares purchased in the name of the Optionee, and the Company shall deliver to the Optionee one or more duly issued stock certificates evidencing such ownership.

     6.2 Method of Payment of Option Exercise Price. At the time of the exercise of an Incentive Stock Option or a Non-Statutory Stock Option, the Optionee may determine whether the total purchase price of the shares to be purchased shall be paid solely in cash or by transfer from the Optionee to the Company of previously acquired shares of Common Stock, or by a combination thereof. In the event the Optionee elects to pay the purchase price in whole or in part with previously acquired shares of Common Stock, the value of such shares shall be equal to their Fair Market Value on the date of exercise. The Committee may reject an Optionee's election to pay all or part of the purchase price with previously acquired shares of Common Stock and require such purchase price to be paid entirely in cash if, in the sole discretion of the Committee, payment in previously acquired shares would cause the Company to be required to recognize a charge to earnings in connection therewith. For purposes of this Section 6.2, "previously acquired shares" shall include both shares of Common Stock that are already owned by the Optionee at the time of exercise and shares of Common Stock that are to be acquired pursuant to the exercise of the Option concerned. In its sole discretion, the Committee may determine either at the time of grant or exercise of an Incentive Stock Option or a Non-Statutory Stock Option, to permit an Optionee to pay all or any portion of the purchase price by delivery of a promissory note in form and substance acceptable to the Committee.

     6.3 Rights as a Shareholder. The Optionee shall have no rights as a shareholder with respect to any shares of Common Stock covered by an Option until the Optionee shall have become the holder of record of such shares, and no adjustments shall be made for dividends or other distributions or other rights as to which there is a record date preceding the date the Optionee becomes the holder of record except as the Committee may determine pursuant to Section 4.3.

     6.4 Incentive Stock Options.

               (a) Incentive Stock Option Exercise Price. The per share price to be paid by the Optionee at the time an Incentive Stock Option is exercised will be determined by the Committee, but shall not be less than (i) 100% of the Fair Market Value of one share of Common Stock on the date the Option is granted, or (ii) 110% of the Fair Market Value of one share of Common Stock on the date the Option is granted if, at that time the Option is granted, the Optionee owns, directly or indirectly (as determined pursuant to Section 424(d) of the Code), more than 10% of the total combined voting power of all classes of stock of the Company, any Subsidiary or any parent corporation of the Company (within the meaning of Section 424(e) of the Code).

               (b) Aggregate Limitation of Stock Subject to Incentive Stock Option. Notwithstanding any other provision of the Plan, the aggregate Fair Market Value (determined as of the date an Incentive Stock Option is granted) of the shares of Common Stock with respect to which incentive stock options (within the meaning of Section 422 of the
          Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and any other incentive stock option plans of the Company, any Subsidiary or any parent corporation of the Company (within the meaning of Section 424(e) of the Code)) shall not exceed $100,000 (or such other amount as may be prescribed by the Code from time to time); provided, however, that if the exercisability or vesting of an Incentive Stock Option is accelerated as permitted under the provisions of this Plan and such acceleration would result in a violation of the limit imposed by this Section 6.4(b), such acceleration shall be of full force and effect but the number of shares of Common Stock which exceed such limit shall be treated as having been granted pursuant to a Non-Statutory Stock Option; and provided, further, that the limits imposed by this Section 6.4(b) shall be applied to all outstanding Incentive Stock Options (under this Plan and any other incentive stock option plans of the Company, any Subsidiary or any parent corporation of the Company (within the meaning of Section 424(e) of the Code)) in chronological order according to the dates of grant.

               (c) Duration of Incentive Stock Options. The period during which an Incentive Stock Option may be exercised shall be fixed by the Committee at the time such Option is granted, but in no event shall such period exceed ten years from the date the Option is granted or, in the case of an Optionee that owns, directly or indirectly (as determined pursuant to Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company, any Subsidiary or any parent corporation of the Company (within the meaning of Section 424(e) of the Code), five years from the date the Incentive Stock Option is granted. An Incentive Stock Option shall become exercisable at such times and in such installments (which may be cumulative) as shall be determined by the Committee at the time the Option is granted. Upon the completion of its exercise period, an Incentive Stock Option, to the extent not then exercised, shall expire. Except as otherwise provided in Articles 7 or 11, all Incentive Stock Options granted to an Optionee hereunder shall terminate and may no longer be exercised if the Optionee ceases to be an employee of the Company and all Subsidiaries or if the Optionee is an employee of a Subsidiary and the Subsidiary ceases to be a Subsidiary of the Company (unless the Optionee continues as an employee of the Company or another Subsidiary).

               (d) Disposition of Common Stock Acquired Pursuant to the Exercise of Incentive Stock Options. Prior to making a disposition (as defined in Section 424(c) of the Code) of any shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option granted under the Plan before the expiration of two years after the date on which the Option was granted or before the expiration of one year after the date on which such shares of Common Stock were transferred to the Optionee pursuant to exercise of the Option, the Optionee shall send written notice to the Company of the proposed date of such disposition, the number of shares to be disposed of, the amount of proceeds to be received from such disposition and any other information relating to such disposition that the Company may reasonably request. The right of an Optionee to make any such disposition shall be conditioned on the receipt by the Company of all amounts necessary to satisfy any federal, state or local withholding tax requirements attributable to such disposition. The Committee shall have the right, in its sole discretion, to endorse the certificates representing such shares with a legend restricting transfer and to cause a stop transfer order to be entered with the Company's transfer agent until such time as the Company receives the amounts necessary to satisfy such withholding requirements or until the later of the expiration of two years from the date the Option was granted or one year from the date on which such shares were transferred to the Optionee pursuant to the exercise of the Option.

               (e) Withholding Taxes. The Company is entitled to withhold and deduct from future wages of the Optionee, or make other arrangements for the collection of, all legally required amounts necessary to satisfy any federal, state or local withholding tax requirements attributable to any action by the Optionee, including, without limitation, a disposition of shares of Common Stock described in
          Section 6.4(d) above, that causes the Incentive Stock Option to cease to qualify as an incentive stock option within the meaning of Section 422 of the Code.

     6.5 Non-Statutory Stock Options.

                  (a) Option Exercise Price. The per share price to be paid by the Optionee at the time a Non-Statutory Stock Option is exercised will be determined by the Committee, but shall not be less than 85% of the Fair Market Value of one share of Common Stock on the date the option is granted.

                  (b) Duration of Non-Statutory Stock Options. The period during which a Non-Statutory Stock Option may be exercised shall be fixed by the Committee at the time such Option is granted, but in no event shall such period exceed 10 years and one month from the date the Option is granted. A Non-Statutory Stock Option shall become exercisable at such times and in such installments (which may be cumulative) as shall be determined by the Committee at the time the Option is granted. Upon the completion of its exercise period, a Non-Statutory Stock Option, to the extent not then exercised, shall expire. Except as otherwise provided in Articles 7 or 11, all Non-Statutory Stock Options granted hereunder to an Optionee who is an employee of the Company or any Subsidiaries shall terminate and may no longer be exercised if the Optionee ceases to be an employee of the Company or a Subsidiary or if the Optionee is an employee of a Subsidiary and the Subsidiary ceases to be a Subsidiary of the Company (unless the Optionee continues as an employee of the Company or another Subsidiary). A Non- Statutory Stock Option granted hereunder to an Optionee who is not an employee of the Company or a Subsidiary will terminate as determined by the Committee at the time of grant.

                  (c)      Withholding Taxes.

                           (i) The  Company is  entitled  to (aa)  withhold  and
                  deduct from future wages of the Optionee, or make other arrangements for the collection of, all legally required amounts necessary to satisfy any federal, state or local withholding tax requirements attributable to the Optionee's exercise of a Non- Statutory Stock Option or otherwise incurred with respect to the Option, or (bb) require the Optionee promptly to remit the amount of such withholding to the Company before acting on the Optionee's notice of exercise of the Option.

                           (ii) The Committee may, in its discretion and subject
                  to such rules as the Committee may adopt, permit an Optionee to satisfy, in whole or in part, any withholding tax obligation which may arise in connection with the exercise of a Non-Statutory Stock Option either by electing to have the Company withhold from the shares of Common Stock to be issued upon exercise that number of shares of Common Stock, or by electing to deliver to the Company already-owned shares of Common Stock, in either case having a Fair Market Value, on the date such tax is determined under the Code (the "Tax
                  Date"), equal to the amount necessary to satisfy the withholding amount due. An Optionee's election to have the

               Company withhold shares of Common Stock or to deliver already-owned shares of Common Stock upon exercise is irrevocable and is subject to the consent or disapproval of the Committee. When shares of Common Stock are issued prior to the Tax Date to an Optionee making such an election, the Optionee shall agree in writing to surrender that number of shares on the Tax Date having an aggregate Fair Market Value equal to the tax due.

            ARTICLE 7. EFFECT OF TERMINATION OF EMPLOYMENT ON OPTIONS

     7.1 Termination of Employment or Other Service Due to Death, Disability or Retirement. In the event an Optionee's employment or other service is terminated with the Company and all Subsidiaries by reason of his death, Disability or Retirement, all outstanding Incentive Stock Options and Non-Statutory Stock Options then held by the Optionee shall become immediately exercisable in full and remain exercisable for a period of three months in the case of Retirement and one year in the case of death or Disability, provided, however, that an exercise may not occur after the expiration date thereof in any event. The Company shall undertake to use its best efforts to notify the Optionee or his heirs or representatives, as the case may be, of the last date by which Options may be exercised pursuant to this Section 7.1, at least thirty (30) days in the case of Retirement and at least sixty (60) days in the case of death or Disability, prior to such date.

     7.2 Termination of Employment or Other Service for Reasons Other than Death, Disability or Retirement.

                  (a) Except as otherwise  provided in Article 11 and Subsection
         (b) below, in the event an Optionee's employment or other service is terminated with the Company and all Subsidiaries for any reason other than his death, Disability or Retirement, all rights of the Optionee under the Plan shall immediately terminate without notice of any kind and no Incentive Stock Option or Non-Statutory Stock Option then held by the Optionee shall thereafter be exercisable.

                  (b) Notwithstanding the provisions of Subsection (a) above, upon an Optionee's termination of employment or other service with the Company and all Subsidiaries, the Committee may, in its sole discretion (which may be exercised before or following such termination), cause Incentive Stock Options and Non-Statutory Stock Options then held by such Optionee to become exercisable and to remain exercisable following such termination of employment or other service in the manner determined by the Committee; provided, however, that no Option shall be exercisable after the expiration date thereof in any event, and any Incentive Stock Option that remains unexercised more than three months following termination of employment shall thereafter be deemed to be a Non-Statutory Stock Option.

     7.3 Date of Termination. For purposes of the Plan, an Optionee's employment or other service shall be deemed to have terminated on the date that the Optionee ceases to perform services for the Company or the last day of the pay period covered by the Optionee's final paycheck, as the case may be. Notwithstanding the foregoing, the employee Optionee shall not be deemed to have ceased to be an employee for purposes of the Plan until the later of the 91st day of any bona fide leave of absence approved by the Company or a Subsidiary for the Optionee (including, without limitation, any layoff) or the expiration of the period of any bona fide leave of absence approved by the Company or a Subsidiary for the Optionee (including, without limitation, any layoff) during which the Optionee's right to reemployment is guaranteed either by statute or contract.

                    ARTICLE 8. RIGHTS OF EMPLOYEES; OPTIONEES

     8.1 Employment. Nothing in the Plan shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate the employment of any Eligible Person or Optionee at any time, nor confer upon any Eligible Person or Optionee any right to continue in the employ of the Company or any Subsidiary.

     8.2 Nontransferability. No right or interest of any Optionee in an Option granted pursuant to the Plan shall be assignable or transferable during the lifetime of the Optionee, either voluntarily or involuntarily, or subjected to any lien, directly or indirectly, by operation of law, or otherwise, including execution, levy, garnishment, attachment, pledge or bankruptcy. In the event of an Optionee's death, an Optionee's rights and interest in any Options shall be transferable by testamentary will or the laws of descent and distribution, and payment of any amounts due under the Plan shall be made to, and exercise of any Options (to the extent permitted pursuant to Section 7.1) may be made by, the Optionee's legal representatives, heirs or legatees. If in the opinion of the Committee an Optionee holding any Option is disabled from caring for his or her affairs because of mental condition, physical condition or age, any payments due the Optionee may be made to, and any rights of the Optionee under the Plan shall be exercised by, such Optionee's guardian, conservator or other legal personal representative upon furnishing the Committee with evidence satisfactory to the Committee of such status.

     8.3 Non-Exclusivity of the Plan. Nothing contained in the Plan is intended to amend, modify or rescind any previously approved compensation plans or programs entered into by the Company. The Plan will be construed to be an addition to any and all such other plans or programs. Neither the adoption of the Plan nor the submission of the Plan to the shareholders of the Company for approval will be construed as creating any limitations on the power or authority of the Board to adopt such additional or other compensation arrangements as the Board may deem necessary or desirable.

               ARTICLE 9. SHARE ISSUANCE AND TRANSFER RESTRICTIONS

     9.1 Share Issuance. Notwithstanding any other provision of the Plan or any agreements entered into pursuant hereto, the Company shall not be required to issue or deliver any certificate for shares of Common Stock under this Plan (and an Option shall not be considered to be exercised, notwithstanding the tender by the Optionee of any consideration therefor), unless and until each of the following conditions has been fulfilled:

                  (a) (i) there shall be in effect with respect to such shares a registration statement under the Securities Act and any applicable state securities laws if the Committee, in its sole discretion, shall have determined to file, cause to become effective and maintain the effectiveness of such registration statement; or (ii) if the Committee has determined not to so register the shares of Common Stock to be issued under the Plan, (A) exemptions from registration under the Securities Act and applicable state securities laws shall be available for such issuance (as determined by counsel to the Company) and (B) there shall have been received from the Optionee (or, in the event of death or disability, the Optionee's heir(s) or legal representative(s)) any representations or agreements requested by the Company in order to permit such issuance to be made pursuant to such exemptions; and

                  (b) there shall have been obtained any other consent, approval or permit from any state or federal government agency which the Committee shall, in its sole discretion upon the advice of counsel, deem necessary or advisable.

     9.2 Share Transfer. Shares of Common Stock issued pursuant to the exercise of Options granted under the Plan may not be sold, assigned, transferred, pledged, encumbered or otherwise disposed of (whether voluntarily or involuntarily) except pursuant to registration under the Securities Act and applicable state securities laws or pursuant to exemptions from such registrations. The Company may condition the sale, assignment, transfer, pledge, encumbrance or other disposition of such shares not issued pursuant to an effective and current registration statement under the Securities Act and all applicable state securities laws on the receipt from the party to whom the shares of Common Stock are to be so transferred of any representations or agreements requested by the Company in order to permit such transfer to be made pursuant to exemptions from registration under the Securities Act and applicable state securities laws.

     9.3 Legends. Unless a registration statement under the Securities Act is in effect with respect to the issuance or transfer of shares of Common Stock issued under the Plan, each certificate representing any such shares shall be endorsed with a legend in substantially the following form, unless counsel for the Company is of the opinion as to any such certificate that such legend is unnecessary:

         THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE ACT"), OR UNDER APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND SUCH STATE LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND SUCH STATE LAWS, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

            ARTICLE 10. PLAN AMENDMENT, MODIFICATION AND TERMINATION

     The Board may suspend or terminate the Plan or any portion thereof at any time, and may amend the Plan from time to time in such respects as the Board may deem advisable in order that Incentive Stock Options and Non-Statutory Stock Options under the Plan shall conform to any change in applicable laws or regulations or in any other respect that the Board may deem to be in the best interests of the Company; provided, however, that no amendment shall, either directly or indirectly, (a) materially increase the total number of shares of Common Stock as to which Options may be granted under the Plan, except as provided in Section 4.3 of the Plan; (b) materially increase the benefits accruing to Optionees under the Plan; or (c) materially modify the requirements as to eligibility for participation in the Plan without the approval of the shareholders, but only if such approval is required for compliance with the requirements of any applicable law or regulation; and provided, further, that the Plan may not, without the approval of the shareholders, be amended in any manner that will cause Incentive Stock Options to fail to meet the requirements of Internal Revenue Code Section 422. No termination, suspension or amendment of the Plan shall alter or impair any outstanding Option without the consent of the Optionee affected thereby; provided, however, that this sentence shall not impair the right of the Committee to take whatever action it deems appropriate under Section 4.3.

                          ARTICLE 11. CHANGE IN CONTROL

     If, during the term of an Option, (i) the Company merges or consolidates with any other corporation and is not the surviving corporation after such merger or consolidation; (ii) the Company transfers all or substantially all of its business and assets to any other person; or (iii) more than 50% of the Company's outstanding voting shares are purchased by any other person, the Committee may, in its sole discretion, provide for the acceleration of the right to exercise the option prior to the anticipated effective date of any of the foregoing transactions or take any other action as it may deem appropriate to further the purposes of this Plan or protect the interests of the Optionee.

                     ARTICLE 12. EFFECTIVE DATE OF THE PLAN

     12.1 Effective Date. The Plan is effective as of February 25, 1995, the effective date it was adopted by the Board subject to the approval of the shareholders within 12 months. Options may be granted under the Plan prior to shareholder approval if made subject to shareholder approval.

     12.2 Duration of the Plan. The Plan shall terminate at midnight on ten (10) years from February 25, 1995 and may be terminated prior thereto by Board action, and no Options shall be granted after such termination. Options outstanding upon termination of the Plan may continue to be exercised in accordance with their terms.

                            ARTICLE 13. MISCELLANEOUS

     13.1 Governing Law. The Plan and all agreements hereunder shall be construed in accordance with and governed by the laws of the State of Minnesota without regard to the conflict of laws provisions of any jurisdictions. All parties agree to submit to the jurisdiction of the state and federal courts of Minnesota with respect to matters relating to the Plan and agree not to raise or assert the defense that such forum is not convenient for such party.

     13.2 Gender and Number. Except when otherwise indicated by the context, reference to the masculine gender in the Plan shall include, when used, the feminine gender and any term used in the singular shall also include the plural.

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



     13.3 Construction. Wherever possible, each provision of this Plan shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Plan shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Plan.

     13.4 Successors and Assigns. This Plan shall be binding upon and inure to the benefit of the successors and permitted assigns of the Company, including, without limitation, whether by way of merger, consolidation, operation of law, assignment, purchase or other acquisition of substantially all of the assets or business of the Company, and any and all such successors and assigns shall absolutely and unconditionally assume all of the Company's obligations under the Plan.

     13.5 Survival of Provisions. The rights, remedies, agreements, obligations and covenants contained in or made pursuant to the Plan, any agreement evidencing an Incentive Award and any other notices or agreements in connection therewith, including, without limitation, any notice of exercise of an Option, shall survive the execution and delivery of such notices and agreements and the delivery and receipt of shares of Common Stock and shall remain in full force and effect.








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